Exhibit 32

Certification
Persuant to Section 906 of the Sarbanes-Oxley Act
of 2002 (18 U.S.C. 1350)

Persuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1. The Quarterly Report on Form 10-Q for the period ended September 30, 2010 (the "Form 10-Q) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHEL E. MAES Michel E. Maes Co-General Partner Date: 10-27-10	/s/JAMES R. STEFFEY James R. Steffey Co-General Partner Date: 10-27-10